                                                                SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 12
                         TO SECOND AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST

          This Amendment No. 12 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") amends, effective February 12, 2010, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the name of Van Kampen American Franchise Fund, Van Kampen Core Equity Fund, Van Kampen Equity and Income Fund, Van Kampen Equity Premium Income Fund, Van Kampen Growth and Income Fund, Van Kampen Money Market Fund, Van Kampen Pennsylvania Tax Free Income Fund, Van Kampen Small Cap Growth Fund and Van Kampen Tax Free Money Fund to Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Core Equity Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Money Market Fund, Invesco Van Kampen Pennsylvania Tax Free Income Fund, Invesco Van Kampen Small Cap Growth Fund and Invesco Van Kampen Tax Free Money Fund, respectively;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 12, 2010.

                                        By:  /s/ John M. Zerr
                                             -----------------------------
                                        Name:  John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                           AIM COUNSELOR SERIES TRUST
                         PORTFOLIOS AND CLASSES THEREOF

                     PORTFOLIO                              CLASSES OF EACH PORTFOLIO
----------------------------------------------------       ----------------------------
AIM Core Plus Bond Fund                                    Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

AIM Floating Rate Fund                                     Class A Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

AIM Multi-Sector Fund                                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

AIM Select Real Estate Income Fund                         Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

AIM Structured Core Fund                                   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
                                                           Investor Class Shares

AIM Structured Growth Fund                                 Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

AIM Structured Value Fund                                  Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Balanced Fund                                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco California Tax-Free Income Fund                    Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Dividend Growth Securities Fund                    Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Equally-Weighted S&P 500 Fund                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares

Invesco Fundamental Value Fund                             Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Large Cap Relative Value Fund                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco New York Tax-Free Income Fund                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco S&P 500 Index Fund                                 Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Van Kampen American Franchise Fund                 Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Van Kampen Core Equity Fund                        Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares

Invesco Van Kampen Equity and Income Fund                  Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Van Kampen Equity Premium Income Fund              Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Van Kampen Growth and Income Fund                  Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Van Kampen Money Market Fund                       Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Van Kampen Pennsylvania Tax Free Income Fund       Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Van Kampen Small Cap Growth Fund                   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Van Kampen Tax Free Money Fund                     Class A Shares"